EXECUTION

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

This FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this "Agreement"), dated as of July 8, 2015 (the "Amendment Effective Date"), is by and among Sabine Oil & Gas Corporation (f/k/a Sabine Oil & Gas LLC), a New York corporation (the "Borrower"), each of the Lenders (as defined in the Credit Agreement described below) set forth on the signature pages hereto and Wilmington Trust, National Association (as successor to Bank of America, N.A.), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Credit Agreement, dated as of December 14, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower, the Administrative Agent and certain of the Lenders entered into that certain Forbearance Agreement and Third Amendment to Credit Agreement, dated as of May 20, 2015 (the "Original Forbearance Agreement"), pursuant to which the Administrative Agent and the Lenders agreed to forbear from the exercise of certain rights and remedies under the Credit Agreement and the other Loan Documents or otherwise available to them at law or in equity as a result of the Anticipated Events of Default (as defined in the Original Forbearance Agreement, as amended by this Agreement) upon the terms set forth in the Original Forbearance Agreement, without waiving any of their other rights or remedies;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders extend the forbearance with respect to the Credit Agreement and the other Loan Documents provided in the Original Forbearance Agreement and to make certain other changes thereto;

WHEREAS, the extended forbearance by the Administrative Agent and the Lenders as provided for in this Agreement shall result in direct and tangible benefits to the Borrower and the other Loan Parties;

WHEREAS, the Administrative Agent and the Lenders are willing to extend such forbearance, subject to the terms and conditions set forth herein; and

WHEREAS, the parties hereto desire to modify in certain respects their understanding with respect to performance by the Borrower during the Forbearance Period and to modify in certain respects certain covenants and other undertakings and agreements made by the Borrower by amending the Original Forbearance Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Original Forbearance Agreement as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement or the Original Forbearance Agreement, as applicable, unless the context otherwise requires.

Section 2. Acknowledgments by the Borrower. The Borrower acknowledges and agrees as follows:

(a) Accuracy of Preliminary Statement. The Preliminary Statement is accurate and is a part of this Agreement.

(b) Acknowledgment of Indebtedness. The Borrower agrees that (i) as of July 8, 2015, the Borrower is indebted to the Administrative Agent and the Lenders in the principal amount of $700,000,000 under the Credit Agreement; (ii) all such amounts remain outstanding and unpaid without setoff, counterclaim or defenses; and (iii) all such amounts are subject to increase or other adjustment as a result of any and all interest, fees and other charges, including, without limitation, advisors' fees, attorneys' fees and costs of collection, to the extent that such amounts are payable under the Loan Documents.

(c) Reservation of Rights. Except for the rights, powers and remedies which the Administrative Agent and the Lenders agree to forbear from exercising during the Forbearance Period (as defined in the Original Forbearance Agreement, as amended by this Agreement), the Borrower and each other Loan Party acknowledges and agrees that the Administrative Agent and the other Secured Parties hereby reserve all rights, powers and remedies under the Credit Agreement, the other Loan Documents, and applicable law in connection with any violation or noncompliance by any Loan Party with the terms of the Credit Agreement or any of the other Loan Documents.

Section 3. Amendments to Forbearance Agreement. The Original Forbearance Agreement is hereby amended as set forth below.

(a) All references in the Original Forbearance Agreement to "Anticipated Event of Default" are amended to read "Forbearance Event of Default".

(b) Section 2(b) of the Original Forbearance Agreement is hereby amended and restated in its entirety as follows:

> "Forbearance Events of Default. The Borrower acknowledges that the following Events of Default have occurred (the "Forbearance Events of Default"):
>
> (i) The Borrower has failed to comply with the requirement of Section 8.01(a) of the Credit Agreement that stipulates the annual financial statements of the Borrower to be delivered no later than 90 days after the end of each fiscal year of the Borrower shall be issued without a "going concern" or like qualification or exception, which

failure will constitute an Event of Default under Section 10.01(d) of the Credit Agreement upon expiration of the notice period with respect thereto, which notice shall be deemed to have been delivered to the Borrower on April 8, 2015.

(ii) The Borrower is in default under Section 10.01(b) of the Credit Agreement as a result of the failure to pay interest on April 21, 2015, which failure constitutes an Event of Default under Section 10.01(b) of the Credit Agreement.

(c) Section 3(a) of the Original Forbearance Agreement is hereby amended and restated in its entirety as follows:

"(a) Forbearance Period. At the request of the Borrower, the Administrative Agent and the Lenders (solely in their capacities as Lenders) agree to forbear from the exercise of their rights and remedies, whether at law, in equity, by agreement or otherwise, available to the Administrative Agent and/or the Lenders in respect of the Credit Agreement and the other Loan Documents as a result of the Forbearance Events of Default until the earliest to occur of the following: (i) the failure of the Borrower to comply with Sections 2, 3(c), 3(e), 4, 6 or 11 of this Agreement; (ii) the occurrence of any Event of Default under the Credit Agreement or any other Loan Document (other than the Forbearance Events of Default); (iii) any holder of obligations under the ABL Facility, Senior Notes, or any other Material Indebtedness or any agent, trustee or representative on behalf of any such holder shall exercise or seek to exercise any rights or remedies (including set off or declaring any such Debt due and payable), whether under or pursuant to the ABL Documents or any applicable indenture, loan agreement or similar agreement or under applicable law, in respect of the Borrower or any of the other Loan Parties or any of their respective Property and whether as a secured or unsecured creditor; or (iv) the earlier of the expiration of the Forbearance Period (as defined in that certain Forbearance Agreement and First Amendment to Second Amended and Restated Credit Agreement dated as of May 4, 2015, among the Borrower and the other parties thereto, as amended) and July 15, 2015 (the period beginning on the Effective Date and terminating or expiring on the earliest of such dates being hereinafter referred to as the "Forbearance Period"); *provided, however*, the Administrative Agent shall provide the Borrower with prompt written notice upon any termination."

(d) Section 4(e) of the Original Forbearance Agreement is hereby amended by adding the following clause (r)in the appropriate alphabetical order:

"(r) The Borrower and the other Loan Parties will not Dispose of any Oil and Gas Properties unless the consideration from any such Disposition is 100% cash and the consideration received in respect of such Disposition

shall be equal to or greater than Fair Market Value (as reasonably determined by the board of directors of the Borrower."

(e) Section 5(a) of the Original Forbearance Agreement is hereby amended by adding the following before the "." in the definition of "Forbearance" appearing therein ", as amended by the First Amendment to Forbearance Agreement, dated as of July 8, 2015, by and among the Borrower, the Lenders party thereto and the Administrative Agent".

Section 4. Conditions to Effective Date. This Agreement shall become effective as of the Amendment Effective Date when all of the conditions set forth in this Section 4 have been satisfied.

(a) The Administrative Agent shall have received one or more counterparts of this Agreement, duly executed and delivered by the Borrower, the Guarantors and the requisite Lenders.

(b) All fees and expenses due and owing to the Financial Advisor (beginning, in the case of the Financial Advisor, with fees incurred on or after April 13, 2015), Paul Weiss, Haynes & Boone and Alston invoiced at least one (1) Business Day prior to the Amendment Effective Date shall have been paid or reimbursed by the Borrower.

(c) The representations and warranties in Section 5 below are true and correct in all material respects.

(d) The Administrative Agent shall have received a certificate dated as of the date hereof, duly executed by a Responsible Officer of the Borrower, certifying as to the matters described in item (c) above and such other matters as the Administrative Agent shall reasonably request.

(e) The Borrower shall have executed (i) the engagement letter of the Financial Advisor and (ii) the amended and restated engagement letter for Paul Weiss and Haynes & Boone, LLP, in each case, in the forms agreed by and among the Borrower and the other parties thereto.

(f) Paul Weiss shall have received an evergreen retainer of $200,000.

(g) All legal matters and other due diligence in connection with this Agreement and the other Loan Documents and the assets and properties of the Loan Parties and their respective Subsidiaries shall be satisfactory to the Administrative Agent, and there shall have been furnished to the Administrative Agent, at the Borrower's expense, such agreements and other documents, information and records with respect to the Loan Parties and their respective Subsidiaries in form, substance, scope and methodology satisfactory to the Administrative Agent in its sole discretion, as the Administrative Agent may reasonably have requested for that purpose.

Section 5. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect to the waivers, amendments, supplements and other modifications as provided herein:

(a) during the period from April 1, 2015 until and including the Amendment Effective Date, no Restricted Subsidiary of the Borrower became an Unrestricted Subsidiary;

(b) the execution, delivery and performance by the Borrower and each other Loan Party of this Agreement and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Agreement, and the Credit Agreement, the Original Forbearance Agreement as amended hereby and the other Loan Documents, each constitutes the legal, valid and binding obligation of each Loan Party a party thereto, enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the execution, delivery and performance of this Agreement by the Borrower and each other Loan Party, the performance by them of the Credit Agreement, the Original Forbearance Agreement as amended hereby and the other Loan Documents nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements or (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d) no consents, licenses or approvals are required in connection with the validity against each Loan Party of the Loan Documents to which it is a party;

(e) during the period from April 1, 2015 until and including the Amendment Effective Date, the Borrower did not, and did not permit any Restricted Subsidiary to, incur, create, assume or permit to exist any Lien on its Property as more particularly described in Section 4(i) of the Original Forbearance Agreement (other than those Liens existing as of April 1, 2015);

(f) since the Closing Date and other than as provided on Schedule II to the Original Forbearance Agreement, neither the Borrower nor any Restricted Subsidiary has changed the material terms of any commodity-price Swap Agreement, terminated any such Swap Agreement (other than upon final settlement at expiration thereof) or created any off-setting positions in respect of any hedge positions under any such Swap Agreement (whether evidenced by a floor, put or Swap Agreement);

(g) since the Closing Date and other than as provided on a revised form of Schedule III, a copy of which is attached hereto, neither the Borrower nor any of the other Loan Parties has Disposed of Oil and Gas Properties or Disposed of any Equity Interests in any Person owning Oil and Gas Properties, in each case, to a Person other than the Borrower or a Subsidiary Guarantor; and

(h) other than the Forbearance Events of Default, no Default or Event of Default has occurred and is continuing.

Section 6. Loan Document; Ratification.

(a) This Agreement is a Loan Document.

(b) The Borrower and each other Loan Party hereby ratifies, approves and confirms in every respect all of the terms, provisions, conditions and obligations of (i) the Credit Agreement as amended hereby, (ii) each of the other Loan Documents including, without limitation, the Guaranty Agreement, all mortgages and other Security Instruments to which it is a party and (iii) the Original Forbearance Agreement, as amended hereby.

(c) For the avoidance of doubt, the parties hereto agree that except as amended or modified by this Agreement, the acknowledgements, agreements and reservations in Section 2, the acknowledgements and agreements in Section 3, the agreements in Section 4, the amendments to the Credit Agreement in Section 5, and the agreements in Section 6 of the Original Forbearance Agreement remain in full force and effect.

Section 7. GOVERNING LAW.

(a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO HERETO OR THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS

NON–EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL AND SENDING A COPY BY EMAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OF THE CREDIT AGREEMENT OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 OF THE CREDIT AGREEMENT (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d) EACH PARTY HEREBY (i) EXPRESSLY AND UNCONDITIONALLY WAIVES, TO THE FULL EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 7(d).

Section 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9. Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10. Electronic Execution of Assignments. The Loan Documents may be signed electronically. The words "execute," "execution," "signed," "signature," and words of like import in this Agreement or an amendment or other modification thereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms and shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Administrative Agent may also require that any such documents and signatures delivered by fax or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by fax or other electronic transmission.

Section 12. No Waiver. Except for and to the extent of the forbearance provided in Section 3 of the Original Forbearance Agreement (as amended by this Agreement) the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any Default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents.

Section 13. Successors and Assigns. This Agreement shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and their respective successors, transferees and assigns.

Section 14. East Texas Sale. The Administrative Agent and the Lenders hereby agree to consider in the reasonable exercise of their respective discretion the sale and exchange of certain non-material Oil and Gas Properties located in east Texas (the "East Texas Exchange"), as such East Texas Exchange was disclosed to the Administrative Agent prior to the date hereof.

Section 15. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL

PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(*Signature Pages Follow*)

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

SABINE OIL & GAS CORPORATION,
a New York corporation

By: [signature]
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Administrative Agent

By: ______________________________

Name: Joseph B. Feil

Title: Vice President

BABSON GLOBAL FLOATING RATE FUND, a series of Babson Capital Funds Trust
By: Babson Capital Management LLC as Investment Manager

By: [signature]
Name: BRYAN HIGH
Title: DIRECTOR

The foregoing is executed on behalf of Babson Global Floating Rate Fund, a series of Babson Capital Funds Trust, organized under an Agreement and Declaration of Trust dated May 3, 2013, as amended from time to time. The obligations of such series Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, or any other series of the Trust but only the property and assets of the relevant series Trust shall be bound.

BABSON CAPITAL GLOBAL LOANS LIMITED
BABSON CAPITAL LOANS 1 LIMITED
BABSON CAPITAL CREDIT 2 LIMITED

By: Babson Capital Management LLC as Sub-Investment Manager

By: [signature]
Name: BRYAN HIGH
Title: DIRECTOR

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND
BABSON CAPITAL LOAN STRATEGIES MASTER FUND, L.P.
BABSON CAPITAL CREDIT 1 LIMITED
By: Babson Capital Management LLC as Investment Manager

By: [signature]
Name: BRYAN HIGH
Title: DIRECTOR

BABSON CLO LTD. 2014-III
By Babson Capital Management LLC as Collateral Manager

By: ______________________________
Name: BRYAN HIGH
Title: DIRECTOR

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

By: ______________________________
Name: BRYAN HIGH
Title: DIRECTOR

BCGSS 2 S.a.r.l.
acting by its attorney
BABSON CAPITAL MANAGEMENT LLC

acting by: ______________________
Name: BRYAN HIGH
Title: DIRECTOR

Candlewood Investment Group, LP, as investment manager to and on behalf of Candlewood Special Situations Master Fund, Ltd., CWD OC 522 Master Fund, Ltd. and Flagler Master Fund SPC Ltd. – Class A Segregated Portfolio

By: ______________________
Name: DAVID KOENIG
Title: AUTHORIZED SIGNATORY

CHAMBERS ENERGY CAPITAL II, LP

By: CEC Fund II GP, LLC, its general partner

By: ____________________________
Name: J. Robert Chambers
Title: Managing Director

CHAMBERS ENERGY CAPITAL II TE, LP

By: CEC Fund II GP, LLC, its general partner

By: ____________________________
Name: J. Robert Chambers
Title: Managing Director

CREDIT SUISSE LOAN FUNDING LLC

By: ______________________
Name: BARRY ZAMORE
Title: Authorized Signatory

By: ______________________
Name: Robert Healey
Title: Authorized Signatory

MACQUARIE BANK LIMITED

By: ______________________________

Name: Robert Trevena

Title: Division Directc

By: ______________________________

Name:

Title: Julia Mathison

Associate Director

Legal Risk Management

Neuberger Berman Fixed Income LLC, as
investment manager on behalf of certain entities
(severally and not jointly)

By: ______________________________
Name: Patrick Flynn
Title: Managing Director

Oppenheimer Senior Floating Rate Fund

By: ______________________
Name:
Title:

Kevin Urlik
Manager

Brown Brothers Harriman & Co. acting
as agent for OppenheimerFunds, Inc.

Oppenheimer Senior Floating Rate Plus Fund

By: ______________________________

Name:
Title:

Kevin Urlik
Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Oppenheimer Master Loan Fund, LLC

By: ______________________________
Name:
Title:

Kevin Urlik
Manager

Brown Brothers Harriman & Co. acting
as agent for OppenheimerFunds, Inc.

Catlin Underwriting Agencies

By: ______________________

Name:

Title:

Kevin Urlik

Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Catlin RE Switzerland LTD

By: ______________________________
Name:
Title:

Kevin Urlik
Manager

Brown Brothers Harriman & Co. acting
as agent for OppenheimerFunds, Inc.

Oppenheimer Quest for Value Funds for the account of
Oppenheimer Flexible Strategies Fund

By: ______________________________
Name:
Title:

Kevin Urlik
Manager

Brown Brothers Harriman & Co. acting
as agent for OppenheimerFunds, Inc.

Oppenheimer Global Strategic Income Fund

By: ______________________
Name:
Title:

Kevin Urlik
Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Oppenheimer Quest for Value Funds, on behalf of its series Oppenheimer Global Allocation Fund

By: ______________________
Name:
Title:

Kevin Urlik
Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Oppenheimer Variable Account Funds, for the account of its series Oppenheimer Global Strategic Income Fund/VA

By: ______________________________

Name:

Title:

Kevin Urlik

Manager

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

PIMCO Funds: PIMCO Income Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: ______________________
Arthur Y.D. Ong
Executive Vice President

The BMW (UK) Operations Pension Scheme
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: ______________________
Arthur Y.D. Ong
Executive Vice President

PIMCO Monthly Income Fund (Canada)
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: ______________________
Arthur Y.D. Ong
Executive Vice President

The Sainsbury's Pension Scheme
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: ______________________
Arthur Y.D. Ong
Executive Vice President

2109

PIMCO Funds Global Investors Series plc: Income Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: ____________________

Arthur Y.D. Ong

Executive Vice President

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: ______________________

Arthur Y.D. Ong

Executive Vice President

PIMCO Funds: Private Account Portfolio Series: PIMCO Senior Floating Rate Portfolio

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: ______________________

Arthur Y.D. Ong

Executive Vice President

4051

PIMCO Funds: PIMCO Senior Floating Rate Fund

By: Pacific Investment Management Company LLC,
as its Investment Advisor

By: ______________________
Arthur Y.D. Ong
Executive Vice President

PIMCO Loan Interests and Credit Master Fund Ltd
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By: ______________________
Arthur Y.D. Ong
Executive Vice President

4762

Stichting Bedrijfspensioenfonds voor de Agrarische en Voedselvoorzieningshandel

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: ______________________
Arthur Y.D. Ong
Executive Vice President

6473

Employees' Retirement System of the State of Rhode Island

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: _______________

Arthur Y.D. Ong

Executive Vice President

6965

PIMCO Dynamic Credit Income Fund
By: Pacific Investment Management Company LLC, as its Investment Advisor

By: [signature]
Arthur Y.D. Ong
Executive Vice President

-Sabine Oil & Gas First Amendment to Forbearance-

7298

Metropolitan Employee Benefit System

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: ______________________
Arthur Y.D. Ong
Executive Vice President

7316

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)

By: Pacific Investment Management Company LLC, as its Investment Advisor

By: ______________________
Arthur Y.D. Ong
Executive Vice President

P River Birch, Ltd
By: River Birch Capital, LLC

By: ______________________________
Name: Matthew Gilmartin
Title: Chief Financial Officer

River Birch Master Fund. LP
By: River Birch Capital GP, LLC

By: ______________________________
Name: Matthew Gilmartin
Title: Chief Financial Officer

WINGSPAN MASTER FUND, LP
By: Wingspan GP, LLC, as its general partner

By: ______________________________
Name: Brendan Driscoll
Title: Chief Operating Officer

ACA CLO 2007-1, LTD
By: Its Investment Advisor CVC Credit Partners, LLC

By: ______________________________

Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

Apidos CDO V
By: Its Investment Advisor CVC Credit Partners, LLC

By: ______________________
Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

BARCLAYS BANK PLC

By: ______________________

Name: Jenna Yoo

Title: Authorized Signatory

Apidos Cinco CDO
By: Its Investment Advisor CVC Credit Partners, LLC

By: ______________________________

Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

GOLDMAN SACHS LENDING PARTNERS LLC

By: ______________________

Name: Michelle Latzoni

Title: Authorized Signatory

LCM XI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

[LENDER]

By: ______________________________
Name:
Title: LCM Asset Management LLC
Marc Schluraff

LCM XII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

[LENDER]

By: ______________________________

Name: Marc Sohlkraff

Title: LCM Asset Management LLC

LCM XIII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

[LENDER]

By: ______________________________
Name:
Title: LCM Asset Management LLC
Marc Schluraff

LCM XV Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

[LENDER]

By: ______________________________
Name: Marc Schluraff
Title: LCM Asset Management LLC

LCM XVI Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

[LENDER]

By: ______________________________
Name:
Title:

LCM Asset Management LLC
Marc Schluraff

LCM XVII Limited Partnership
By: LCM Asset Management LLC
As Collateral Manager

[LENDER]

By: ______________________________
Name:
Title:

LCM Asset Management LLC
Marc Schluraff

NORTHPORT TRS, LLC

By: ______________________

Name: Christopher Warren

Title: Director

San Gabriel CLO I LTD
By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management (RCAM)

By: ______________________________
Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

Aon Hewitt Group Trust - High Yield Plus Bond Fund
By: Sankaty Advisors, LLC as Manager

By: [signature]
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Catholic Health Initiatives Master Trust
BY: Sankaty Advisors, LLC as Investment Adviser and Manager

By:
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

CHI Operating Investment Program L.P.
BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

FirstEnergy System Master Retirement Trust
By: Sankaty Advisors, LLC as Investment Adviser and Manager

By: [signature]
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Future Fund Board of Guardians
BY: Sankaty Advisors, LLC, as Investment Manager

By:
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Kaiser Foundation Hospitals
BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By: [signature]
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Kaiser Permanente Group Trust
By Sankaty Advisors, LLC, as Investment Adviser and Manager

By:
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Qantas Superannuation Plan
BY: Sankaty Advisors, LLC as Investment Manager

By:
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Sankaty High Income Partnership, L.P.

By:
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Sankaty Managed Account (TCCC), L.P.

By:
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Sankaty Rio Grande FMC, L.P.

By:
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Sankaty Senior Loan Fund, L.P.

By:
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Shasta CLO I LTD
By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management (RCAM)

By: ______________________________
Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

Waddell & Reed Advisors High Income Fund

By: ______________________

Name: Chad Gunther
Title: Sr. Vice President

Ivy Funds VIP High Income

By: [signature]

Name: Chad Gunther
Title: Sr. Vice President

Ivy High Income Fund

By: Chad Gunther

Name: Chad Gunther
Title: Sr. Vice President

Apidos CLO XII
By: Its Collateral Manager CVC Credit Partners, LLC

By: ______________________________
Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

Apidos CLO XI
By: Its Collateral Manager CVC Credit Partners, LLC

By: ______________________________
Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

Apidos CLO XIV
By: Its Collateral Manager CVC Credit Partners, LLC

By: ______________________________
Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

Apidos CLO X
By: Its Collateral Manager CVC Credit Partners, LLC

By: ______________________________
Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

Apidos CLO XVI
By: Its Collateral Manager CVC Credit Partners, LLC

By: ______________________________
Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

Apidos CLO XV
By: Its Collateral Manager CVC Credit Partners, LLC

By: ______________________
Name: Kevin O'Meara
Title: Managing Director
Portfolio Manager

Acknowledged and Agreed:

SABINE BEAR PAW BASIN LLC, a Delaware limited liability company

By: ______________________
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE EAST TEXAS BASIN LLC, a Delaware limited liability company

By: ______________________
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE MID-CONTINENT LLC, a Delaware limited liability company

By: ______________________
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE OIL & GAS FINANCE CORPORATION, a Delaware corporation

By: ______________________
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE SOUTH TEXAS LLC, a Delaware limited liability company

By: ______________________
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE WILLISTON BASIN LLC, a Delaware limited liability company

By: ______________________________
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

GIANT GAS GATHERING LLC, a Oklahoma limited liability company

By: ____________________________
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE MID-CONTINENT GATHERING LLC,
a Delaware limited liability company

By: ______________________:
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:

SABINE SOUTH TEXAS GATHERING LLC, a Delaware limited liability company

By: ______________________
Name: Michael Magilton
Title: Senior Vice President and Chief Financial Officer